SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 2009

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

On June 3, 2009, the Registrant and its parent, AXA, initiated a commercial paper program (the "Program") on a private placement basis under which the Registrant and AXA may, from time to time, issue short term unsecured notes (the "Notes") in an aggregate amount not to exceed $1.5 billion outstanding at any time. AXA has agreed to guarantee payment in full of the principal and interest payments (if any) on all notes issued by the Registrant.

J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC will act as dealers under the Program (collectively, the "Dealers") pursuant to the terms and conditions of their respective Commercial Paper Dealer Agreements with the Registrant and AXA (each, a "Dealer Agreement" and collectively, the "Dealer Agreements"). JPMorgan Chase Bank, National Association, will act as issuing and paying agent under the Program (the "Agent") pursuant to the terms and conditions of the Issuing and Paying Agency Agreement (the "IPA Agreement") entered into with the Registrant and AXA. The Dealers and the Agent and certain of their respective affiliates have performed and/or may in the future perform various commercial banking, investment banking and other financial advisory services for the Registrant, AXA and its affiliates for which they have received and/or will receive customary fees and expenses.

The Dealer Agreements provide the terms under which the Dealers will either purchase from the Registrant or AXA or arrange for the sale by the Registrant or AXA of Notes pursuant to an exemption from federal and state securities laws. The Dealer Agreements contain customary representations, warranties, covenants and indemnification provisions. The maturities of the Notes issued pursuant to the Program will have short-term maturity dates not to exceed 397 days from the date of issuance. The Notes are not redeemable or subject to voluntary prepayment prior to maturity. The IPA Agreement provides for the issuance and payment of the Notes and contains customary representations, warranties, covenants and indemnification provisions.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the $1.5 billion unsecured commercial paper program discussed under Item 1.01 above is hereby incorporated by reference under this
Item 2.03.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  June 5, 2009                         By: /s/ Dave Hattem
                                            --------------------------------
                                            Name:  Dave Hattem
                                            Title: Senior Vice President and
                                                   Deputy General Counsel








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